PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Funds

Prudential Growth Allocation Fund

Supplement dated September 27, 2010 to the Summary Prospectus dated February 16, 2010

At a recent meeting of the Board of Directors of the Prudential Investment Portfolios, Inc., the Board approved setting a range around the Fund's target equity/fixed income allocation.

This supplement amends the Summary Prospectus of the Fund, as set forth below:

 In the section captioned “Investments, Risks and Performance –Principal Investment Strategies," the fourth paragraph is hereby deleted and replaced with the following:

The Growth Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest approximately 90% (which may range from 85% to 95% of assets) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk and market volatility. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.

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